UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala, Florida	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, AIM ImmunoTech Inc. (the “Company”) previously issued to Streeterville Capital, LLC (the “Lender”) a Promissory Note in the original principal amount of $3,301,250.00 dated February 16, 2024 (the “Note”) pursuant to a Note Purchase Agreement between the Company and the Lender. The Company and the Lender subsequently extended the maturity date of the Note to June 30, 2026.

On May 18, 2026, the Company and the Lender entered into Amendment #2 to Promissory Note (the “Amendment”), which amended the Note and further extended the maturity date of the Note until June 30, 2027. Pursuant to the Amendment, the Company agreed to pay the Lender an extension fee in the amount of $10,000.00 (the “Extension Fee”), which Extension Fee was added to the outstanding balance of the Note. The Amendment also contains customary representations and warranties of the Company, as well as a representation and warranty of the Company that, as of the date of the Amendment, the outstanding balance of the Note, following the application of the Extension Fee, was $1,682,676.16.

The foregoing is only a summary of the material terms of the Amendment and does not purport to be a complete description of the rights and obligations of the parties thereunder. Furthermore, the foregoing is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

The information set forth in the Press Release (as defined below) is incorporated herein by reference into this Item 2.02 to the extent required. The information, including Exhibit 99.1, referenced in this Item 2.02, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03 to the extent required.

Item 7.01	Regulation FD Disclosure.

On May 19, 2026, the Company issued a press release (the “Press Release”) related to the Amendment and other matters, a copy of which is furnished herewith as Exhibit 99.1. The information, including Exhibit 99.1, referenced in this Item 7.01, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act if and to the extent such subsequent filing specifically references the information herein as being incorporated by reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment #2 to Promissory Note, dated May 18, 2026, by and between Streeterville Capital, LLC and AIM ImmunoTech, Inc.

99.1	Press Release dated May 19, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM ImmunoTech Inc.

Dated: May 19, 2026	By:	/s/ Thomas K. Equels
Thomas K. Equels, Chief Executive Officer